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                                                                   Exhibit 10.10
                                                                   -------------

                         FINANCIAL REPORTING AGREEMENT

     This Financial Reporting Agreement (the "Agreement") dated as of January 28, 2000 is entered into by and among Switchboard Incorporated, a Delaware corporation ("Switchboard"), Banyan Systems Incorporated, a Massachusetts corporation ("Banyan"), and CBS Corporation, a Pennsylvania corporation ("CBS").

     WHEREAS, CBS and Banyan are significant stockholders in Switchboard;

     WHEREAS, each of Banyan and CBS is or may in the future be subject to certain financial reporting obligations with respect to their respective ownership of securities of Switchboard; and

     WHEREAS, the parties desire to memorialize their understanding regarding the provision by Switchboard of financial information to Banyan and CBS;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Provision of Financial Statements.  Switchboard shall provide each
              ---------------------------------
of Banyan and CBS with unaudited monthly, quarterly, and annual financial information consisting of summarized financial information as described in Securities and Exchange Commission ("SEC") Regulation S-X, each prepared in accordance with generally accepted accounting practices in the U.S. ("GAAP") within 30 days following each period end. Switchboard will promptly notify each of Banyan and CBS of any adjustment made to such financial information. In addition, Switchboard shall provide each of Banyan and CBS with annual audited financial statements prepared in accordance with GAAP, together with an audit opinion from a "Big 5" public accounting firm no later than 90 days following year end.

     If (x) Banyan or any of its affiliates and/or (y) CBS or any of its affiliates notifies Switchboard that the party giving such notification is required to include summarized Switchboard financial information in its consolidated financial statements, thereafter Switchboard shall provide the party giving such notification with (1) audited annual financial statements of Switchboard prepared in accordance with GAAP within 75 days following year end; and (2) reviewed quarterly financial statements of Switchboard within 40 days following period end.

     If (x) Banyan or any of its affiliates and/or (y) CBS or any of its affiliates notifies Switchboard that Switchboard represents an unconsolidated subsidiary of the size to qualify as a "significant subsidiary" (as defined by SEC Regulation S-X) at the 20% level of the party giving such notification, then Switchboard shall provide to the party giving such notification (1) draft audited annual financial statements within 45 days following period end; (2) audited financial statements within 75 days following year end; (3)
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reviewed draft quarterly financial statements within 35 days following period end; and (4) final quarterly financial statements within 40 days following period end.

    2.  Provision of Additional Information.  If requested by Banyan and/or CBS,
        -----------------------------------
Switchboard shall provide the requesting party with 12 month projections, in reasonable detail, of Switchboard's results of operations, statement of financial position, related cash flow and expected use of CBS advertising (the "Forecast Information") in order for the requesting party to estimate its consolidated results of operations, including its equity earnings/(loss) in Switchboard and its statement of financial position and for tax planning and other similar purposes. Banyan and/or CBS, as the case may be, agree to treat any such Forecast Information which is provided to them as confidential and not to use such Forecast Information for any purpose other than as set forth above. CBS agrees that no specific Forecast Information regarding Switchboard will be publicly disclosed in any CBS financial information without Switchboard's prior consent. Such Forecast Information shall be delivered in the case of a request made by CBS to the Vice President and Controller of CBS. The Vice President and Controller of CBS shall only allow such Forecast Information to be reviewed and used by those persons who need such information to estimate CBS' consolidated financial results. Banyan agrees that no specific Forecast Information regarding Switchboard will be publicly disclosed in any Banyan financial information without Switchboard's prior consent. Such Forecast Information shall be delivered in the case of a request made by Banyan to the Chief Executive Officer and Chief Financial Officer of Banyan. The Chief Executive Officer and Chief Financial Officer of Banyan shall only allow such Forecast Information to be reviewed and used by those persons who need such information to estimate Banyan's consolidated financial results.

    3.  General.  This Agreement may be executed in two or more counterparts,
        -------
each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement will be binding upon Switchboard, Banyan and CBS and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof). Any term of this Agreement may be amended or terminated with written consent of each of the parties to this Agreement. Any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with written consent of each of the parties to this Agreement that is affected by such waiver.

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                              CBS CORPORATION

                              By: /s/ Fredric G. Reynolds
                                  --------------------------------

                              Name: Fredric G. Reynolds
                                    ------------------------------

                              Title: Executive Vice President and
                                     Chief Financial Officer
                                     -----------------------------


                              SWITCHBOARD INCORPORATED

                              By: /s/ John Jewett
                                  --------------------------------

                              Name: John Jewett
                                    ------------------------------

                              Title: Vice President, CFO
                                     -----------------------------


                              BANYAN SYSTEMS INCORPORATED

                              By:  /s/ Richard M. Spaulding
                                   -------------------------------

                              Name: Richard M. Spaulding
                                    ------------------------------

                              Title: Senior Vice President, CFO
                                     -----------------------------


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